Exhibit 99.3

Consent of Jonathan Gallen

I hereby consent to be named as a director in the Registration Statement on Form S-1 of Tower Automotive, LLC.

Date: Sept. 26, 2010	/s/ Jonathan Gallen
Jonathan Gallen